UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2009

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Greenway Plaza 9, Suite 2200
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-23.2
EX-99.1

Item 8.01 Other Events
          This Current Report on Form 8-K is being filed by Hercules Offshore, Inc. (the Company) to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 to reflect changes to the Company’s accounting for convertible debt as described below.
          Financial Accounting Standards Board Staff Position APB 14-1 (FSP 14-1), Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement), applies to all convertible debt instruments that have a “net settlement feature’’, which means that such convertible debt instruments, by their terms, may be settled either wholly or partially in cash upon conversion. FSP 14-1 requires issuers of convertible debt instruments that may be settled wholly or partially in cash upon conversion or settlement to separately account for the liability and equity components in a manner reflective of the issuers’ nonconvertible debt borrowing rate. FSP 14-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption was not permitted and retroactive application to all periods presented was required. The Company adopted FSB 14-1 as of January 1, 2009. The adoption of FSP 14-1 impacts the historical accounting for the 3.375 percent convertible senior notes due in 2038 that were issued in June 2008.
          The Company is filing this Current Report on Form 8-K to reflect the impact of the adoption of this standard on previously issued financial statements. The impact of the adoption of this standard is reflected and is set forth in the following sections of the Company’s 2008 Form 10-K, which as revised are included as Exhibit 99.1 to this Current Report on Form 8-K.
•	Part II, Item 6. Selected Financial Data,

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,

•	Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk, and

•	Part II, Item 8. Financial Statements and Supplementary Data.
          In addition, in June 2009, the Company entered into an agreement to sell its Hercules 100 and Hercules 110 jackup drilling rigs which occurred in August 2009. These assets have been reclassified as Assets Held for Sale as of December 31, 2008 and December 31, 2007 in this Current Report.
          As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Company’s 2008 Form 10-K remains unchanged except to reclassify the assets associated with the Hercules 100 and Hercules 110 as Assets Held for Sale. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Company’s 2008 Form 10-K except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s 2008 Form 10-K or modify or update any related disclosures except as described above. Information in the Company’s 2008 Form 10-K not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the original Company’s 2008 Form 10-K with the Securities and Exchange Commission on February 26, 2009. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Company’s 2008 Form 10-K, including any amendments to those filings.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

23.1	Consent of Ernst & Young LLP

23.2	Consent of Grant Thornton LLP

99.1	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk and Financial Statements and Supplementary Data

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: September 23, 2009	By:	/s/ Lisa W. Rodriguez
Lisa W. Rodriguez
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Grant Thornton LLP

99.1	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk and Financial Statements and Supplementary Data

4